J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 14, 2015

to the Summary Prospectuses and Prospectuses dated July 1 2015, as supplemented

Portfolio Manager Changes. Effective October 1, 2015 (“Effective Date”), Douglas Swanson will be taking a leave of absence and will not be involved in the day-to-day management of the JPMorgan Mortgage-Backed Securities Fund (the “Fund”). Effective immediately, Richard Figuly will be added to the portfolio management team. Michael Sais and Henry Song will continue in their role as portfolio managers of the Fund. Mr. Swanson will continue to serve as portfolio manager of the Fund until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities. If and when Mr. Swanson returns from his leave of absence, an announcement will be made on his role in the JPMIM fixed income team.

On the Effective Date, all references to Douglas Swanson are hereby deleted and effective immediately, the following portfolio manager information is added for the JPMorgan Mortgage-Backed Securities Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Figuly	2015	Managing Director

In addition, the following replaces the paragraphs entitled “Mortgage-Backed Securities Fund” in the section titled “The Funds’ Management and Administration — The Portfolio Managers”;

Mortgage-Backed Securities Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

Douglas Swanson served as lead portfolio manager responsible for the day-to-day management of the Fund until September 14, 2015. Mr. Swanson will continue as portfolio manager of the Fund until October 1, 2015. Richard D. Figuly, Managing Director, became part of the team responsible for management of the Fund in September 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (“GFICC”) and a portfolio manager for the U.S. Value Driven Team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Michael Sais, Managing Director and CFA charterholder, is a member of the GFICC group and a portfolio manager for the U.S. Value Driven Team and has been part of the team responsible for the management of the Fund since 2005. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. Henry Song, Executive Director and CFA charterholder, began participating in the management of the Fund in July 2014. An employee of JPMIM since 2005, Mr. Song is a member of GFICC group and is a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Mr. Song previously supported GFICC client portfolio managers in reporting as well as client communications.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MBS-PM-915